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                                                                   EXHIBIT 10.10









                               Warrant to purchase
                                 125,000 Shares









                             Stock Purchase Warrant



                           To purchase Common Stock of






                        Advanced Optics Electronics, Inc.




                     Expires August 9, 2005 unless extended

                          Pursuant to the terms thereof


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Warrant Agreement

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THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE. SOLD, PLEDGED ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT, IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

             Void after 5:00 p.m., New York Time, on August 9, 2005.

              WARRANT TO PURCHASE 2,000,000 SHARES OF COMMON STOCK

                                       OF

                        ADVANCED OPTICS ELECTRONICS, INC.

This is to certify that J. G. Capital, Inc. (the "Holder") is entitled to purchase, subject to the provisions of this warrant, from Advanced Optics Electronics, Inc., a Nevada corporation (the "Company"), up to 125,000 fully paid, validly issued and non-assessable shares of Common Stock ("Common Stock") of the Company, par value $.001 per share, at an exercise price of $0.37 per share at any time during the period from the date hereof until 5:00 p.m. Eastern Time, on August 9, 2005. The shares of Common Stock deliverable upon such exercise are hereafter sometimes referred to as "Warrant Shares", and the exercise price of a Warrant Share, as the same may be adjusted as detailed below under the Anti Dilution Provisions, is hereinafter sometimes referred to as the "Exercise Price".

EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part on or after the date hereof and until August 10, 2005, provided, however, that if such a day is a day on which the banking institution in the state of New York are authorized by law to close, then this Warrant may be exercised on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office or to the Company's warrant agent, if any has been so appointed, with the Purchase Form attached hereto duly executed and accompanied by payment of the Exercise Price, in cash or by certified or bank cashier's check, for the number of Warrant Shares specified in such form. The Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of any such exercise, provided that such exercise is in accordance with the provisions set forth herein. As soon as practicable after each such exercise of the Warrant, the Company shall issue or cause to be issued and delivered to the Holder a certificate or certificates for the Warrant Shares, registered in the name of the Holder. Upon exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the sock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be physically delivered to the Holder.



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RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share remaining upon the full exercise hereof, the Company shall pay to the Holder in lieu of the issuance of any fractional share which is otherwise issuable an amount of cash based on the market value of the Common Stock on the last trading day prior to the exercise date.

LOSS OF WARRANT. Upon receipt by the Company or its warrant agent, if any, of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. The acceptance of this Warrant by the Holder shall be deemed consent by the Holder for the Company to enter into any warrant agreement with a warrant agent, provided such warrant agreement does not adversely affect any of the rights of the Holder set forth in this Warrant.

ANTI-DILUTION PROVISIONS. The Exercise Price shall be subject to adjustment as set forth below:

In case the Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock. (B) subdivide its outstanding shares of Common Stock, or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder, upon exercise, shall be entitled to receive the number of shares of Common Stock of the Company which the Holder would have owned immediately following such action had such Warrant been exercised immediately prior hereto. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

After each adjustment of the Exercise Price pursuant to this subsection, the number of shares of Common stock purchasable upon the exercise of the Warrant shall be the number of Warrant Shares receivable upon exercise hereof prior to such adjustment multiplied by a fraction, the numerator of which shall be the original Exercise Price as defined above, and the denominator of which shall be such adjusted Exercise Price.

In the event the Company at any time or from time to time after the date hereof and prior to the exercise of the warrant shall make or issue, or fix a record date for the determination of holders



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of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant in addition to the number of shares of Common Stock receivable hereupon, the amount of such other securities of the Company that it would have received had the Warrant been exercised on the date of such event and had thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by it as aforesaid during such period giving application to all adjustments called for during such period under this Warrant with respect to the rights of the Holder.

No adjustment in the Exercise Price shall be required to be made unless such adjustment would require an increase or decrease of at least $.05; provided, however, that any adjustments which by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section (f) shall be made to the nearest cent or to the nearest tenth of a share, as the case may be, but in no event shall the Company be obligated to issue fractional shares upon the exercise of any Warrant.

No adjustment of the Exercise Price shall be made except on the conditions set forth in this Section. Without limitation of the foregoing, there shall be no adjustment pursuant to this Section should the Company issue any capital stock for cash or other consideration on terms approved by the Board of Directors.

In case of any (A) reclassification or change of outstanding shares of Common Stock issuable upon exercise of this Warrant, (b) consolidation or merger of the Company with or into another corporation where the Company is not the surviving entity or (C) sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Holder of the Warrant shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, merger, sale or conveyance. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided elsewhere in this Section (f). The above provisions of this Section (f) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

In each case of an adjustment or readjustment of the Exercise Price, the Company, at its expense, shall prepare a certificate showing such adjustment or readjustment signed by the duly elected Treasurer or Chief Financial Officer of the Company (the "Adjustment Certificate") and shall mail the Adjustment Certificate, by first class mail, postage prepaid, to the Holder. The Adjustment Certificate shall set forth such adjustment or readjustment, including a brief summary of the facts upon which such adjustments or readjustments is based including a statement of the Exercise Price and the number of shares of Common Stock or other securities issuable upon exercise of each Warrant immediately before and after giving effect to the


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applicable adjustment or readjustment. No failure to mail the Adjustment
Certificate nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the Holder to whom the Company failed to mail such Adjustment Certificate, or except as to the Holder whose Adjustment Certificate was defective.

TRANSFERABILITY; INVESTMENT REPRESENTATIONS. The Holder shall not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of this Warrant unless the Company first receives an opinion of counsel satisfactory to the Company that the Warrant may be transferred to the proposed transferee in compliance with an exemption under the Securities Act or a safe harbor provision of Regulation S under the Securities Act. The Holder, by acceptance of hereof, represents and warrants that (a) it is acquiring this Warrant for its own account for investment purposes only, and not with a view to its resale or distribution and (b) it has no present intention to resell or otherwise dispose of all or part of this Warrant. The Company may condition the exercise hereof and the issuance or transfer of Warrant Shares on the receipt of such representations and agreements as may be requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing this Warrant (or any part thereof) and any Warrant Shares shall bear appropriate legends setting forth these restrictions on transferability.

REGISTRATION RIGHTS. In the event that the Company proposes to file a registration statement with respect to any class of securities (other than pursuant to a registration statement on Forms S-4 or S-8 or any successor form) under the Securities Act of 1933, as amended (the "Securities Act") the Company shall notify the Holder at least twenty (20) days prior to the filing of such registration statement and will offer to include in such registration statement all or any portion of the Warrant Shares. At the written request of the Holder delivered to the Company within ten (10) days after receipt of the Company's notice, the holder shall state the number of Warrant Shares that it wishes to sell or distribute publicly under the proposed registration statement. The Company will use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to cause such registration statement to become effective as promptly as practicable. In that regard, the Company makes no representation or warranties as to its ability to have the registration statement declared effective. In the event the Company is advised by the staff of the Securities and Exchange Commission, NASDAQ or any self-regulatory or state securities agency that the inclusion of the Warrant Shares will prevent, preclude or materially delay the effectiveness of a registration statement filed by the Company with respect to any securities other than the Warrant Shares, the Company, in good faith, may amend such registration statement to exclude the Warrant Shares without otherwise affecting the Holder's rights herein with respect to any other registration statement.

Underwriter's Restrictions. If a registration statement is filed with respect to an underwritten registration on behalf of the Company, and if the underwriter thereof advises the Company in writing that, in its opinion, the number of Warrant Shares requested to be included in such registration statement exceeds the number that can be sold in such offering without materially adversely affecting the distribution of securities by the underwriter, then the Holder shall delay his offering and sale for such period ending on the earliest of (a) 180 days following the effective date of the Company's registration statement, or (b) such date as the Company, managing


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underwriter and Holder shall otherwise agree. In the event of such delay, the
Company shall file such supplements, post-effective amendments and take any such other steps as may be necessary to permit such Holder to make his proposed offering and sale for a minimum period of ninety (90) days immediately following the end of such period of delay.

Indemnification. In the event of any registrations that contain this Warrant, the Company shall indemnify the Holder and its officers and directors against all losses, claims damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented) relating to such registration, or caused by any omission or alleged omission to state a material fact required to be stated herein or necessary to make the statements therein not misleading in light of the circumstances under which they are made, unless such statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the Holder expressly for use therein. The Holder shall notify the Company as soon as practicable following receipt of notice of any action or proceeding or threatened action or proceeding related to any alleged liability in respect of which indemnity may be sought against the Company, and the Company shall, at its sole option, assume the defense of such action or proceeding (employing counsel reasonably satisfactory to the Holder); provided, however, failure to so notify the Company shall not relieve the Company of its indemnification obligations hereunder unless such failure materially adversely affects the Company's defense of such action or proceeding. The Holder shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action or proceeding effected without the Company's written consent. The Holder shall also indemnify the Company, its officers and directors and each underwriter of the offering so registered with respect to losses, claims, damages and liabilities caused by any untrue statement of a material fact or omission to state a material fact required to be stated therein made in reliance upon and in conformity with information furnished by the Holder to the Company in writing expressly for use in such registration statement or prospectus.

Expenses. All expenses of any registration referred to in this Warrant, except any fees and disbursements of counsel to the Holder, underwriting commissions or discounts, any transfer or other taxes applicable to the Warrant and/or Warrant Shares, shall be borne by the Company.

NOTICES. All notices and other communications which are required or may be given under this Warrant shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by fax, one (1) day after being sent by overnight courier service or three (3) days after being mailed, first-class postage prepaid. If notice is given by registered or certified first class mail, postage prepaid, return receipt requested, the return receipt shall be conclusive evidence of the notice having been mailed on the date set forth.

Any notice hereunder to the Company shall be addressed to it at:

                                                           8301 Washington NE #5
                                                           Albuquerque, NM 87113



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And any notice to the Director shall be addressed to him at:
                                                            Richard Josephberg
                                                            J. G. Capital, Inc.
                                                            633 Third Ave.
                                                            New York, N.Y. 10017

subject to the right of either party to designate in writing at any time some other address.

MISCELLANEOUS. This Warrant contains the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. This Warrant may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement is sought; provided however, that this Warrant may be amended or modified without the consent of the Holder if such amendment or modification does not adversely affect the rights of the Holder hereunder. This Warrant will not be assigned by either party hereto and shall be interpreted under the laws of the state of Nevada without application to the principles of conflicts of laws.

                                       Advanced Optics Electronics, Inc.


                                       By /s/ LESLIE S. ROBINS
                                           -----------------------------
                                              Leslie S. Robins
                                              Chief Executive Officer


Dated: August 9, 2000



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                                  PURCHASE FORM

                          NOTICE OF EXERCISE - WARRANT
     (TO BE EXECUTED ONLY UPON EXERCISE OF THE WARRANT IN WHOLE OR IN PART)


TO:  ADVANCED OPTICS ELECTRONICS, INC.

The undersigned registered Holder of the accompanying Warrant hereby exercises such Warrant or portion thereof for, and purchases thereunder, ______________(1) shares of Common Stock (as defined in such Warrant) and herewith makes payment in the amount and manner set forth below, as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to, __________________________ whose address is _____________________________________.

The Exercise Price is paid by wire transfer to the account of the Company in the amount of $_________________.

Upon exercise pursuant to this Notice of exercise, the Holder will be in compliance with the Limitation on exercise (as defined in the Securities Purchase Agreement pursuant to which this Warrant was issued).

Dated:
       --------------------                -------------------------------------

                                           (Name must conform to name of Holder
                                           as specified on the face of the
                                           Warrant)


                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Date of exercise:
                                                            --------------------


----------

(1) Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the accompanying warrant, to the holder surrendering the same.



Warrant Agreement
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